Exhibit 10.1

Execution Version

CONSENT TO ASSET EXCHANGE AGREEMENT

AND

AMENDMENT NO. 4 TO CREDIT AGREEMENT

December 1, 2014

THIS CONSENT TO ASSET EXCHANGE AGREEMENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Agreement”) is made as of November 5, 2014, by and among BEASLEY MEZZANINE HOLDINGS, LLC (the “Borrower”), the undersigned Lenders and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the L/C Issuers and the Administrative Agent are party to that certain Credit Agreement dated as of August 9, 2012 (as amended and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower.

WHEREAS, the Borrower and certain of its Subsidiaries have agreed to transfer certain Stations and related properties to CBS Radio Stations Inc. (collectively, “CBS”), and acquire certain Stations and related properties from CBS, in a cash-free exchange transaction (collectively, the “Exchange”) pursuant to the terms and conditions of that certain Asset Exchange Agreement dated as of October 1, 2014 among Borrower and such Subsidiaries and CBS (together with its exhibits and disclosure schedules, the “Exchange Agreement”).

WHEREAS, the Borrower and certain of its Subsidiaries have agreed to transfer WTEL(AM) and its related property to WDYU Broadcasting, Inc., a North Carolina Corporation (“WDYU”), for partial cash consideration pursuant to the terms and conditions of an Asset Purchase Agreement among Borrower and such Subsidiaries and WDYU substantially in the form attached hereto as Exhibit A (together with its disclosure schedules, the “Purchase Agreement”, and such transfer transaction pursuant to such agreement being referred to herein as the “WTEL Sale”).

WHEREAS, the Borrower has requested that the Requisite Lenders consent to the Exchange and the WTEL Sale, in each case pursuant to Section 7.7(vii)(II) of the Credit Agreement which requires the Requisite Lenders’ consent to Asset Sales that are not otherwise permitted under Section 7.7, it being understood and agreed that the acquisition of Stations and related assets by the Borrower and its Subsidiaries as part of the Exchange would constitute a Permitted Acquisition under the Credit Agreement upon the satisfaction by Borrower and its Subsidiaries of the conditions set forth in clause (iv) of Section 7.7 of the Credit Agreement.

WHEREAS, in connection with the Exchange, the Borrower has requested that the Lenders amend the Credit Agreement to, among other things, modify certain aspects of the definition of Consolidated Operating Cash Flow; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Lenders have agreed to the foregoing requested consents and amendments.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

1. Definitions; Section References. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

2. Consent to the Exchange.

(a) Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Agreement, the Requisite Lenders hereby consent to (i) the consummation of the asset disposition contemplated as part of the Exchange pursuant to the terms and conditions of the Exchange Agreement, but without any modification amendment, modification or waiver of any provisions thereof that would be materially adverse to the Lenders unless otherwise approved in writing by the Administrative Agent (hereinafter, the “Approved Exchange Agreement”) and (ii) the consummation of the WTEL Sale, in each case, notwithstanding the restrictions on asset dispositions imposed by Section 7.7 of the Credit Agreement, which restrictions are hereby waived by the Lenders to the extent necessary to permit such asset dispositions on such terms and conditions; and

(b) Release. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Agreement, the Requisite Lenders hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent hereby effectively does, concurrently with consummation of the Exchange, release its Liens on the “Beasley Station Assets” (as defined in the Approved Exchange Agreement and the “Station Assets” (as defined in the Purchase Agreement); provided, however, that such Lien release does not include a release of the Administrative Agent’s security interest in, and the Borrower and each other Credit Party hereby reaffirms the Administrative Agent’s continuing, perfected security interest in, all proceeds of such Beasley Station Assets and Station Assets received by the Borrower or its Subsidiaries or to which they are entitled and in all of the Borrower’s and each other Credit Party’s claims, rights and interests in, to and under the Exchange Agreement or Purchase Agreement and all other agreements, documents and instruments contemplated thereby or executed and delivered in connection therewith (such Lien release being hereinafter referred to as the “Release”). The Administrative Agent hereby agrees to, upon and after consummation of the Exchange and the WTEL Sale, as applicable, execute and deliver such agreements, documents and instruments as may be reasonably requested by the Borrower to evidence the Release, in form and substance reasonably acceptable to the Administrative Agent.

3. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Agreement, the Credit Agreement is hereby amended as follows:

(a) Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Consolidated Operating Cash Flow” as follows:

“Consolidated Operating Cash Flow” shall mean for Borrower and its Subsidiaries on a Consolidated basis and determined in accordance with GAAP, for the four Fiscal Quarter period ending on the date of determination, (a) net income or loss for such period, excluding (i) unusual, extraordinary or otherwise non-operating income, gains and losses, if any, for such period, (ii) any other non-cash gains and losses and (iii) the write-up or write-down of assets for such period (other than write-offs of accounts receivable), plus (b) to the extent deducted in determining net income for such period, the sum of (i) depreciation expense for such period, (ii) amortization expense for such period, (iii) Consolidated Interest Expense during such period, (iv) taxes expensed during such period whether current or deferred, (v) other deferred or non-cash expenses relating to trade for such period, (vi) solely to the extent that a Permitted Acquisition or an acquisition permitted by subsection 7.7(v) shall have been consummated in

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accordance with the terms and conditions of this Agreement, Marketing Agreement Payments for such period with respect to such acquisition during such period, (vii) fees and expenses paid in Cash by Borrower and its Subsidiaries hereunder or under the other Loan Documents or under the Second Lien Loan Documents for the effectiveness of such agreements and the other Closing Date transactions to the extent included in determining net income for such period, (viii) all legal fees and expenses incurred by Borrower and its Subsidiaries with respect to any acquisition or disposition of a Station permitted hereunder (other than in connection with the Exchange Transaction) as a “like-kind” exchange under Section 1031 of the Internal Revenue Code or a “reverse like-kind exchange” under the Internal Revenue Code, (ix) legal fees incurred by Borrower and its Subsidiaries with respect to any acquisition of a Station permitted hereunder (other than in connection with the Exchange Transaction), to the extent such legal fees do not exceed Five Hundred Thousand Dollars ($500,000) for any such acquisition or series of related acquisitions, (x) fees and expenses paid in cash by Borrower and its Subsidiaries in connection with the effectiveness of the Loan Documents or any amendment or waiver thereto (other than in connection with the Exchange Transaction) to the extent included in determining net income for such period, (xi) fees and expenses paid in cash by Borrower and its Subsidiaries in connection with the Exchange Transaction or the amendment, waiver or consent of any Loan Documents in connection therewith, in an aggregate amount not to exceed Two Million Dollars ($2,000,000) and (xii) losses and charges incurred with respect to the WHFS-FM Station (Tampa) prior to the reformatting of such Station in an aggregate amount not to exceed (A) for the four Fiscal Quarter period ending December 31, 2014, the sum of $1,148,352 plus such losses and charges incurred during the Fiscal Quarter ending December 31, 2014, (B) for the four Fiscal Quarter period ending March 31, 2015, the sum of $775,984 plus such losses and charges incurred during the Fiscal Quarter ending December 31, 2014 plus, if the Effective Date occurs after December 31, 2014, such losses and charges incurred by CBS Radio Stations, Inc. from December 31, 2014 to the Effective Date (the “2015 CBS Losses and Charges”), (C) for the four Fiscal Quarter period ending June 30, 2015, the sum of $419,111, plus such losses and charges incurred during the Fiscal Quarter ending December 31, 2014 plus, if the Effective Date occurs after December 31, 2014, the 2015 CBS Losses and Charges, or (D) for the four Fiscal Quarter period ending September 30, 2015, such losses and charges incurred during the Fiscal Quarter ending December 31, 2014, minus (c) to the extent included in determining net income for such period, non-cash revenue relating to trade. The foregoing shall be calculated on a Pro Forma Basis with respect to Pro Forma Transactions as provided in subsection 1.2B.

(b) Subsection 1.1 of the Credit Agreement is hereby further amended to add the following definition to such section in its appropriate alphabetical location therein:

“Exchange Transaction” shall mean the transactions contemplated by that certain Asset Exchange Agreement dated as of October 1, 2014 among the Borrower, certain of its Subsidiaries and CBS Radio Stations Inc., together with its exhibits and disclosure schedules, but without any modification amendment, modification or waiver of any provisions thereof that would be materially adverse to the Lenders unless otherwise approved in writing by the Administrative Agent.

(c) Subsection 1.1 of the Credit Agreement is hereby further amended to add the following sentence to the end of the definition of “Pro Forma Transaction”:

Notwithstanding anything herein to the contrary, the acquisition and disposition of Stations and related assets effected in connection with the Exchange Transaction shall constitute a Pro Forma Transaction hereunder.

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4. Conditions of Effectiveness. The effectiveness of this Agreement is subject to the following conditions precedent (the first date on which such condition precedents have been satisfied or waived being the “Effective Date”), the Administrative Agent shall have received each of the following:

(a) counterparts of this Agreement, duly executed by each Credit Party and the Requisite Lenders; and

(b) evidence satisfactory to the Administrative Agent that the acquisition of the “CBS Station Assets” (as defined in the Approved Exchange Agreement) by the Borrower and its Subsidiaries constitutes a Permitted Acquisition and that each of the conditions set forth in Section 7.7(iv) of the Credit Agreement shall have been satisfied with respect to the Exchange, including, without limitation, each of the following:

(i) delivery to the Administrative Agent an executed Officer’s Certificate of the Borrower confirming that the representations and warranties in Section 5 of the Credit Agreement continue to be true, correct and complete in all material respects after giving effect to the consummation of the Exchange and providing a representation and warranty that the Borrower’s commercially reasonable projections demonstrate that the Borrower shall be in compliance on a Pro Forma Basis with each of the covenants set forth in Section 7.6 of the Credit Agreement after giving effect to the Exchange and through the Term Loan Maturity Date;

(ii) execution and delivery to the Administrative Agent of supplemental Loan Documents, or joinders to existing Loan Documents, together with related certificates, documents, instruments and opinions, in each case to the extent determined by the Administrative Agent or the Borrower to be necessary to comply with the conditions set forth in Sections 4.2A, 4.2B and 4.2F of the Credit Agreement;

(iii) delivery to the Administrative Agent of copies of the executed or conformed Permitted Acquisition Documents pertaining to the Exchange and any amendments thereto prior to the consummation of the Exchange;

(iv) the initial “FCC Consent” contemplated by and defined in the Approved Exchange Agreement shall be been obtained and, in the event such FCC Consent shall have been challenged or contested by any Person, such FCC Consent shall have become a Final Order; and

(v) the Exchange shall have become effective or will become effective substantially simultaneous with the effectiveness of this Agreement in accordance with the terms and conditions of the Approved Exchange Agreement.

5. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants as of the date hereof as follows:

(a) This Agreement and the Credit Agreement as amended hereby constitute the legally valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

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(b) Both before and after giving effect to this Agreement and the consummation of the Exchange and the WTEL Sale, no Event of Default or Potential Event of Default has occurred and is continuing or will occur.

(c) Both before and after giving effect to this Agreement, the Exchange and the WTEL Sale, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are or will be true, correct and complete in all material respects (or, if such representation or warranty is qualified by “material” or “Material Adverse Effect”, in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects (or, if such representation or warranty is qualified by “material” or “Material Adverse Effect”, in all respects) on and as of such earlier date (or previously waived in accordance with the Credit Agreement).

6. Ratification and Reaffirmation. Each Credit Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Administrative Agent, any Lender or any other Secured Party, as the case may be, under each Loan Document, in each case after giving effect to the Exchange and the Release, (ii) agrees and acknowledges that the Liens in favor of Administrative Agent and the Secured Parties under each Loan Document constitute valid, binding, enforceable and perfected first priority liens and security interests (subject only to Permitted Liens and the Release) securing the Obligations (including, without limitation, from and after the consummation of the Exchange, with respect to all property acquired in connection with the Exchange) and are not subject to avoidance, disallowance or subordination pursuant to any applicable law, (iii) agrees and acknowledges the Obligations constitute legal, valid and binding obligations of such Credit Party and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any applicable law, (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (v) agrees that neither such ratification and reaffirmation, nor Administrative Agent’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Credit Agreement with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents. Each Credit Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement or the effectiveness of the Exchange. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed. This Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement.

7. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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8. Costs and Expenses of the Administrative Agent. The Borrower shall pay on demand all actual and reasonable, documented, out-of-pocket costs and expenses of the Administrative Agent and all reasonable, out-of-pocket and documented fees, expenses and disbursements of counsel to the Administrative Agent in connection with the negotiation, preparation and execution of this Agreement and any document, instrument or agreement delivered pursuant to this Agreement, to the extent required pursuant to subsection 10.2 of the Credit Agreement.

9. Governing Law. This Agreement shall be governed by, and shall be construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

10. Limited Effect. This Agreement relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies any Lender may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

11. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

BEASLEY MEZZANINE HOLDINGS, LLC, as Borrower

By	/s/ B. Caroline Beasley
	Name:	B. Caroline Beasley
	Title:	Vice President, Chief Financial Officer, Secretary and Treasurer

BEASLEY BROADCAST GROUP, INC., BEASLEY FM ACQUISITION CORP., BEASLEY AP HOLDINGS, LLC, BEASLEY BA HOLDINGS, LLC, WCHZ LICENSE, LLC, WGOR LICENSE, LLC, WWNN LICENSE, LLC, as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer, Secretary and Treasurer

BEASLEY BROADCASTING OF NEVADA, LLC, KJUL LICENSE, LLC, as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Manager

Signature page to Consent to Asset Exchange Agreement and Amendment No. 4 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., BEASLEY RADIO, INC., as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

BEASLEY-REED ACQUISITION PARTNERSHIP,
KDWN LICENSE LIMITED PARTNERSHIP,
WAEC LICENSE LIMITED PARTNERSHIP,
WAZZ LICENSE LIMITED PARTNERSHIP,
WDAS LICENSE LIMITED PARTNERSHIP,
WFLB LICENSE LIMITED PARTNERSHIP,
WIKS LICENSE LIMITED PARTNERSHIP,
WJBX LICENSE LIMITED PARTNERSHIP,
WKIS LICENSE LIMITED PARTNERSHIP,
WKML LICENSE LIMITED PARTNERSHIP,
WMGV LICENSE LIMITED PARTNERSHIP,
WNCT LICENSE LIMITED PARTNERSHIP,
WPOW LICENSE LIMITED PARTNERSHIP,
WRXK LICENSE LIMITED PARTNERSHIP,
WSFL LICENSE LIMITED PARTNERSHIP,
WTMR LICENSE LIMITED PARTNERSHIP,
WWDB LICENSE LIMITED PARTNERSHIP,
WXNR LICENSE LIMITED PARTNERSHIP,
WXTU LICENSE LIMITED PARTNERSHIP,
as Credit Parties

By: BEASLEY FM ACQUISITION CORP., a general partner of each of the foregoing

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer, Secretary and Treasurer

Signature page to Consent to Asset Exchange Agreement and Amendment No. 4 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

WJPT LICENSE LIMITED PARTNERSHIP, as a Credit Party

By: BEASLEY RADIO, INC., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

WQAM LICENSE LIMITED PARTNERSHIP, as a Credit Party

By: BEASLEY-REED ACQUISITION PARTNERSHIP, as general partner

By: BEASLEY FM ACQUISITION CORP., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer, Secretary and Treasurer

WXKB LICENSE LIMITED PARTNERSHIP, as a Credit Party

By: BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

Signature page to Consent to Asset Exchange Agreement and Amendment No. 4 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Administrative Agent

By	/s/ Nirmal B. Bivek
	Name:	Nirmal B. Bivek
	Title:	Duly Authorized Signatory

Signature page to Consent to Asset Exchange Agreement and Amendment No. 4 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

GE CAPITAL BANK, as a Lender

By	/s/ Paul Sleet
	Name:	Paul Sleet
	Title:	Duly Authorized Signatory

FLORIDA COMMUNITY BANK N.A., as a Lender

By	/s/ Jonathan Simoens
	Name:	Jonathan Simoens
	Title:	Senior Vice President

BANK UNITED N.A., as a Lender

By	/s/ Charles J. Klenk
	Name:	Charles J. Klenk
	Title:	Senior Vice President

WEBSTER BANK, as a Lender

By
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Teddy Koch
	Name:	Teddy Koch
	Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ Darren Gersch
	Name:	Darren Gersch
	Title:	Market President / Senior Vice President

Signature page to Consent to Asset Exchange Agreement and Amendment No. 4 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Garrett Komjathy
Name:	Garrett Komjathy
Title:	Senior Vice President

Signature page to Consent to Asset Exchange Agreement and Amendment No. 4 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)